Exhibit 10.11
FOURTH AMENDMENT TO
AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY
This Fourth Amendment to Agreement for Purchase and Sale of Real Property (this “Amendment”) is made and entered into as of this 22nd day of September, 2023 (the “Effective Date”), by and between BIG Portfolio Owner LLC, BIG SATX Owner LLC, BIG DETX Owner LLC, BIG AVCA Owner LLC, and BIG FBTX Owner LLC, each a Delaware limited liability company (“Buyer”), and Big Lots Stores, LLC, an Ohio limited liability company (“BLS SELLER”), Big Lots Stores – PNS, LLC, a California limited liability company (“PNS SELLER”), Big Lots Stores – CSR, LLC, an Ohio limited liability company (“Big Lots CSR”), and AVDC, LLC, an Ohio limited liability company (“AVDC SELLER”; AVDC Seller, BLS Seller, PNS Seller, and Big Lots CSR, collectively, “Seller”).
WITNESSETH:
WHEREAS, Buyer and Seller are parties to that certain Agreement for Purchase and Sale of Real Property dated as of June 30, 2023 (the “Original Purchase Agreement”), as amended by that certain First Amendment to Agreement for Purchase and Sale of Real Property dated as of July 31, 2023 (the “First Amendment”), as amended by that certain Second Amendment to Agreement for Purchase and Sale of Real Property dated as of August 4, 2023 (the “Second Amendment”), as amended by that certain Third Amendment to Agreement for Purchase and Sale of Real Property dated as of August 15, 2023 (the “Third Amendment”) (the Original Purchase Agreement as amended by the First Amendment, the Second Amendment, and the Third Amendment, and as may have been or may be further amended, restated, supplemented, and otherwise modified from time to time, the “Purchase Agreement”), wherein Buyer agreed to purchase the Property (as defined in the Purchase Agreement) subject to the terms and conditions therein;
WHEREAS, Buyer and Seller desire to amend the Purchase Agreement as more particularly set forth herein.
NOW, THEREFORE, for and in consideration of the mutual covenants and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Incorporation and Definitions. The recitals, schedules, and exhibits of this Amendment are incorporated herein by this reference. Initial capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Purchase Agreement.
2.Amendments.
(a)The parties hereto acknowledge and agree that Buyer has waived its termination right with respect to that certain Property commonly known as 2100 Southwest 27th Avenue, Miami, Florida (the “Miami (SW Ave) Property”). Subject to the terms and conditions of the Purchase Agreement, the Closing Date with respect to the Miami (SW Ave) Property shall occur on October 5, 2023.

(a)The parties hereto acknowledge and agree that certain additional environmental testing (the “Phase II Follow-Up”) is required with respect to that certain Property commonly known as 8932 Valley View Street, Buena Park, California (the “Buena Park Property”). The parties shall use commercially reasonable efforts to promptly agree on the scope of the Phase II Follow-Up. The parties acknowledge and agree that, as to the Buena Park Property, the Examination Period, together with all of Buyer’s rights and remedies with respect thereto, shall remain ongoing and unexpired until 6:00 p.m. Eastern Time on the date that is five (5) days after Buyer’s receipt of the completed Phase II Follow-Up (the “Phase II Follow-Up Property Deadline”). Buyer shall have the right to review such Phase II Follow-Up and partially terminate the Purchase Agreement as to the Buena Park Property if the results of the Phase II Follow-Up are not satisfactory to Buyer, on or before the Phase II Follow-Up Property Deadline, in which event the Purchase Agreement shall be deemed terminated solely with respect to the Buena Park Property, the Purchase Price shall be reduced by the applicable Allocated Purchase Price attributable to the Buena Park Property, the Title Insurer shall immediately return to Buyer the portion of Earnest Money attributable to the Buena Park Property (in proportion of the applicable Allocated Purchase Price) and thereafter the parties shall have no further rights or obligations under the Purchase Agreement with respect to the Buena Park Property except for those that expressly survive termination under the Purchase Agreement. The Closing Date as to the Buena Park Property shall occur on the date that is fifteen (15) days after the Phase II Follow-Up Property Deadline. The Earnest Money attributable to the Buena Park Property (in proportion of the applicable Allocated Purchase Price) shall continue to be held pursuant to the Purchase Agreement pending the Closing as to the Buena Park Property. In the event the Phase II Follow-Up is not completed by the date that is forty-five (45) days after the date hereof, then Buyer and Seller shall each have the right to terminate the Purchase Agreement with respect to the Buena Park Property by written notice to the other, upon which exercise the Purchase Agreement shall be deemed terminated solely with respect to the Buena Park Property, the Purchase Price shall be reduced by the applicable Allocated Purchase Price attributable to the Buena Park Property, the Title Insurer shall immediately return to Buyer the portion of Earnest Money attributable to the Buena Park Property (in proportion of the applicable Allocated Purchase Price) and thereafter the parties shall have no further rights or obligations under the Purchase Agreement with respect to the Buena Park Property except for those that expressly survive termination under the Purchase Agreement.
3.Ratification and Affirmation of Purchase Agreement. Except as expressly provided herein, the Purchase Agreement shall remain unchanged and in full force and effect; provided, that to the extent this Amendment conflicts with the Purchase Agreement, the provisions of this Amendment shall control. From and after the date hereof, the “Purchase Agreement” shall mean and refer to the Purchase Agreement as amended by this Amendment. The terms of the Purchase Agreement, as modified hereby, are ratified and affirmed by the parties hereto.
4.Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by electronic means shall be equally as effective as delivery of a manually executed original counterpart of this Amendment.

5.Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the respective parties hereto.
6.Headings. The headings of the various Sections of this Amendment have been inserted only for convenience and shall not be deemed in any manner to modify or limit any of the provisions of this Amendment or be used in any manner in the interpretation of this Amendment.
7.Entire Agreement; Authorization. This Amendment contains the entire agreement between the parties hereto with respect to the subject matter of this Amendment, and supersedes all prior understandings, agreements and representations, if any, with respect to such subject matter. The parties’ respective signatories below have been duly authorized to execute and deliver this Amendment.
[Signatures Follow]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the Effective Date.

SELLER:

Big Lots Stores, LLC, an Ohio limited liability company

By:	/s/ Jonathan Ramsden
Jonathan Ramsden, Executive Vice President and Chief Financial and Administrative Officer

Big Lots Stores – PNS, LLC, a California limited liability company

By:	/s/ Jonathan Ramsden
Jonathan Ramsden, Executive Vice President and Chief Financial and Administrative Officer

AVDC, LLC, an Ohio limited liability company

By:	/s/ Jonathan Ramsden
Jonathan Ramsden, Executive Vice President and Chief Financial and Administrative Officer

Big Lots Stores – CSR, LLC, an Ohio limited liability company

By:	/s/ Jonathan Ramsden
Jonathan Ramsden, Executive Vice President and Chief Financial and Administrative Officer

BUYER:

BIG Portfolio Owner LLC, a Delaware limited liability company

By:	/s/ Michael Reiter
Name:	Michael Reiter
Title:	Authorized Representative

BIG SATX Owner LLC, a Delaware limited liability company

By:	/s/ Michael Reiter
Name:	Michael Reiter
Title:	Authorized Representative

BIG DETX Owner LLC, a Delaware limited liability company

By:	/s/ Michael Reiter
Name:	Michael Reiter
Title:	Authorized Representative

BIG FBTX Owner LLC, a Delaware limited liability company

By:	/s/ Michael Reiter
Name:	Michael Reiter
Title:	Authorized Representative

BIG AVCA Owner LLC, a Delaware limited liability company

By:	/s/ Michael Reiter
Name:	Michael Reiter
Title:	Authorized Representative

JOINDER BY BIG LOTS, INC.
Big Lots, Inc., an Ohio corporation and the parent of the Seller, hereby joins in the execution of this Amendment to evidence its agreement to be bound by all of the terms and conditions set forth herein and to guaranty the payment and performance of all of the obligations of Seller hereunder.

BIG LOTS, INC., an Ohio corporation

By:	/s/ Jonathan Ramsden
Name:	Jonathan Ramsden
Title:	EVP, CF&AO

ACKNOWLEDGED AND AGREED TO BY:

TITLE INSURER:

Chicago Title Insurance Company

By:	/s/ Rebecca L. Radabaugh
Name:	Rebecca L. Radabaugh
Title:	Assistant Vice President